SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Essex Property Trust, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder
Meeting to Be Held on June 10, 2014

Meeting Information
ESSEX PROPERTY TRUST, INC.	Meeting Type: Annual Meeting For holders as of: April 03, 2014
Date: June 10, 2014 Time: 1:00 PM PST
Location: The Stanford Park Hotel
100 El Camino Real
Menlo Park, CA

Computershare 655 Montgomery Street	You are receiving this communication because you hold shares in the above named company.
Suite 830
San Francisco, CA 94111
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
I. Notice & Proxy Statement 2. Annual Report/10K
How to View Online:
Have the information that is printed in the box marked by the arrow  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)    BY INTERNET: www.proxyvote.com
2)    BY TELEPHONE: I -800-579-1639
3)    BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2014 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

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Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  available and follow the instructions

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card,

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors Nominees
01 David W. Brady	02 Keith R. Guericke	03 Irving F. Lyons, III	04 George M. Marcus	05 Gary P. Martin
06 Issie N. Rabinovitch	07 Thomas E. Randlett	08 Thomas E. Robinson	09 Michael J. Schall	10 Byron A. Scordelis
11 Janice L. Sears	12 Thomas P. Sullivan	13 Claude J. Zinngrabe, Jr

The Board of Directors recommends you vote FOR proposals 2 and 3.

2	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2014.

3	Advisory approval of the Company's executive compensation.

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.